MUNICIPAL INCOME TRUST II       Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS December 31, 1996

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Municipal Income Trust II (TFB) for the year ended December 31, 1996.

After accelerating in the first half of 1996, domestic economic growth moderated during the summer. Inflation remained under control despite full employment and stronger growth in the fourth quarter. The need for a tightening move by the Federal Reserve Board abated. Market confidence improved under these conditions and fixed-income yields moved lower in the second half of the year.

MUNICIPAL MARKET CONDITIONS

Long insured revenue bond yields rose from 5.40 percent in February to reach
6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of U.S. Treasury securities to lower rates. By the end of December insured bond yields stood at 5.60 percent. The yield pickup for extending maturities from 1 to 30 years was 210 basis points at year end.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, fell from 92 to 84 percent during the year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The ratio's average range for the past three years has been as low (rich) as 81 and as high (cheap) as 92 percent. The relative improvement in municipals occurred when flat-tax proposals failed to gain public support.

The municipal market achieved a balance between new-issue supply and maturing securities in 1996. New-issue volume increased by 14 percent to $183 billion. Maturities and redemptions of older issues essentially matched underwriting volume.

MUNICIPAL INCOME TRUST II

PERFORMANCE

Municipal Income Trust II's net asset value (NAV) declined from $10.35 to $10.11 per share during the fiscal year ending December 31, 1996. Based on this NAV change, plus reinvestment of tax-free dividends of $0.62 per share and taxable capital gains distributions of $0.05 per share, the

Fund's total return was 4.60 percent. TFB's market price on the New York Stock Exchange declined from $10.00 per share to $9.125 per share during the year. Based on this market price change and reinvestment of tax-free dividends and taxable capital gain distributions, the Fund's total return was -2.29 percent.

TFB's market price was trading at a 10 percent discount to NAV on December 31, 1996. Undistributed net investment income totaled $0.08 per share on December 31, 1996, versus $0.10 per share a year ago. Beginning with the November 1996 payment, the monthly dividend was reduced from $0.0525 to $0.0475 per share to more closely reflect the Fund's anticipated income.

PORTFOLIO STRUCTURE

The Fund's net assets of $278 million were diversified among 14 long-term sectors and 58 credits. Portfolio sales shifted to more market sensitive issues. The sales of discount and current-coupon issues exceeded sales of defensive, higher-coupon bonds with shorter calls. New purchases focused on securities with 15- to 25-year maturities rather than the 20- to 30-year maturities. Modest discount or premium bonds with shorter durations were favored.


FIVE LARGEST SECTORS as of December 31, 1996
(% of Net Assets)


All Others                     42%
Refunded                       20%
Transportation                 13%
Electric                        9%
Resource Recovery               8%
General Obligation              8%


Portfolio structure is subject to change.


CREDIT RATINGS as of December 31, 1996
(% of Total Long-Term Portfolio)


Aaa or AAA                      40%
A or A                          28%
Aa or AA                        17%
Baa or BBB                       8%
Not Rated                        7%


As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp.

*Not rated at time of purchase; deemed by investment manager to be comparable to investment-grade securities.

Portfolio structure is subject to change.

MUNICIPAL INCOME TRUST II

During the year the average maturity of the long-term portfolio moved from 20 years to 18 years. The portfolio's distribution of older shorter-call issues and newer issues with longer call dates provided an average call protection of 6 years. Bonds with shorter than average call protection had book yields in excess of 8 percent. The book yields of bonds with longer call protection averaged 6.50 percent. The portfolio has continued to maintain high-quality, with over 55 percent of its long-term holdings rated double "A" or better.

CALL STRUCTURE as of December 31, 1996
(% of Total Long-Term Portfolio)

YEAR                           PERCENT CALLABLE
1997                                 1%
1998                                30%
1999                                 5%
2000                                 4%
2001                                 5%
2002                                 3%
2003                                12%
2004                                 7%
2005                                11%
2006                                14%
2007-2011                            4%
2012+                                4%

LOOKING AHEAD

With the collapse of flat-tax proposals, municipal bonds have improved relative to U.S. Treasury securities. Tax-free yields are currently near the "rich" end of their average range versus Treasury yields. If municipals were to cheapen in the future the Fund would extend maturities and call protection by selling prerefunded and other short call bonds.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares.

MUNICIPAL INCOME TRUST II

In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year, TFB purchased and retired 272,600 shares of common stock at a weighted average market discount of 8.26 percent.

We appreciate your ongoing support of Municipal Income Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A FIUMEFREEDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS December 31, 1996

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (99.1%)
              General Obligation (8.2%)
$  2,000      California, Various Purpose dtd 10/01/92 (MBIA).........................     6.00 %    10/01/21     $  2,058,400
   3,000      Moulton-Niguel Water District, California, Refg 1993 (MBIA).............     5.00      09/01/19        2,748,660
   5,000      Chicago, Illinois, Refg Ser 1995 A - 2 (AMBAC)..........................     6.25      01/01/14        5,445,550
   2,000      Rosemont, Illinois, 1993 Ser B..........................................     5.50      12/01/07        2,019,540
   3,000      Massachusetts, 1995 Ser B (AMBAC).......................................     5.50      07/01/15        2,986,230
   3,000      New York City, New York, 1995 Ser D (MBIA)..............................     6.20      02/01/07        3,237,840
   4,000      New York State, Refg Ser 1995 B.........................................     5.70      08/15/10        4,191,400
--------                                                                                                            ----------
  22,000                                                                                                            22,687,620
--------                                                                                                            ----------

              Educational Facilities Revenue (4.8%)
   3,000      Massachusetts Health & Educational Facilities Authority, Boston College
               Ser K..................................................................     5.25      06/01/18        2,837,610
   2,000      New Jersey Economic Development Authority, Educational Testing Service
               Ser 1995 B (MBIA)......................................................     6.25      05/15/25        2,145,000
              New York State Dormitory Authority,
   2,000      State University 1990 Ser A.............................................     7.50      05/15/13        2,410,900
   2,000      State University 1993 Ser A.............................................     5.25      05/15/15        1,872,260
   4,000      Delaware County Authority, Pennsylvania, Villanova University Ser 1995
               (AMBAC)................................................................     5.70      08/01/15        4,031,400
--------                                                                                                            ----------
  13,000                                                                                                            13,297,170
--------                                                                                                            ----------

              Electric Revenue (9.3%)
  10,000      South Carolina Public Service Authority, Refg Ser 1996 A (MBIA).........     5.75      01/01/13       10,262,400
  12,000      San Antonio, Texas, Electric & Gas Refg Ser 1994........................     4.70      02/01/06       11,536,080
   4,000      Intermountain Power Agency, Utah, Refg Ser 1997 B (MBIA) (WI)...........     5.75      07/01/19        3,922,520
--------                                                                                                            ----------
  26,000                                                                                                            25,721,000
--------                                                                                                            ----------

              Hospital Revenue (3.6%)
   5,000      Hawaii Department of Budget & Finance, Queens Health 1996 Ser A.........     6.00      07/01/20        5,062,150
   1,280      Illinois Health Facilities Authority, Glen Oaks Medical Center Inc Refg
               1990 Ser D.............................................................     9.50      11/15/15        1,457,971
   2,000      University of Missouri, Health System Ser 1996 A (AMBAC)................     5.50      11/01/16        1,976,060
   1,295      Ward County, North Dakota, Trinity Obligated Group Crossover Refg Ser
               1991 B.................................................................     7.50      07/01/21        1,391,646
--------                                                                                                            ----------
   9,575                                                                                                             9,887,827
--------                                                                                                            ----------

              Industrial Development/Pollution Control Revenue (7.4%)
   5,500      Wamego, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA)................     7.00      06/01/31        6,081,570
   3,000      New York State Energy Research & Development Authority, New York State
               Electric & Gas Corp 1987 Ser A (AMT) (MBIA)............................     6.15      07/01/26        3,074,610
   2,000      Dayton, Ohio, Emery Air Freight Corp Ser 1988 A.........................    12.50      10/01/09        2,224,720
   5,000      Tulsa Municipal Airport Trust, Oklahoma, American Airlines Inc Ser 1988
               (AMT)..................................................................     7.375     12/01/20        5,336,400
              Lexington County, South Carolina,
     885      Ellett Brothers Inc Refg Ser 1988.......................................    10.625     09/01/02          914,479
   1,000      Ellett Brothers Inc Refg Ser 1988.......................................    10.625     09/01/08        1,033,390
   2,000      Dallas-Fort Worth International Airport Facility Improvement
               Corporation, Texas, American Airlines Inc Ser 1995.....................     6.00      11/01/14        1,984,680
--------                                                                                                            ----------
  19,385                                                                                                            20,649,849
--------                                                                                                            ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Mortgage Revenue - Single Family (7.0%)
$  4,000      Alaska Housing Finance Corporation Inc, 1993 1st Ser....................     5.90 %    12/01/33     $  3,934,760
  12,580      Pinnellas County Housing Finance Authority, Florida, Ser 1983...........     0.00      01/01/15        2,028,273
   1,025      Olathe, Kansas, GNMA Collateralized Ser 1989 A (AMT)....................     8.00      11/01/20        1,076,465
   5,500      Maine Housing Authority, Purchase 1990 Ser A - 4 (AMT)..................     6.40      11/15/23        5,569,080
   1,935      New Hampshire Housing Finance Authority, Residential GNMA-Backed Ser
               1988 A (AMT)...........................................................     7.70      07/01/29        2,031,905
  34,240      Southeast Texas Housing Finance Corporation, GNMA-Backed Ser 1988 A.....     0.00      04/01/21        4,726,490
--------                                                                                                            ----------
  59,280                                                                                                            19,366,973
--------                                                                                                            ----------

              Nursing & Health Related Facilities Revenue (3.5%)
   3,000      Iowa Financing Authority, Care Initiatives Ser 1996.....................     9.25      07/01/25        3,521,370
   2,932      Chester County Industrial Development Authority, Pennsylvania, RHA/PA
               Nursing Homes Inc Ser 1989.............................................    10.125     05/01/19        3,162,045
   4,580      Kirbyville Health Facilities Development Corporation, Texas, Heartway
               III Corp Ser 1988 A (a)................................................    11.25      03/20/21        3,114,400
--------                                                                                                            ----------
  10,512                                                                                                             9,797,815
--------                                                                                                            ----------

              Public Facilities Revenue (1.0%)
   3,000      New York State Dormitory Authority, Court Facilities Ser A..............     5.625     05/15/13        2,913,900
--------                                                                                                            ----------

              Resource Recovery Revenue (8.0%)
   1,500      Regional Waste Systems Inc, Maine, 1986 Ser D - F (AMT).................     8.15      07/01/11        1,626,645
   8,000      Northeast Maryland Waste Disposal Authority, Montgomery County Ser 1993
               A (AMT)................................................................     6.30      07/01/16        8,158,000
  12,000      Lancaster County Solid Waste Management Authority, Pennsylvania, 1988
               Ser A (AMT)............................................................     8.50      12/15/10       12,605,400
--------                                                                                                            ----------
  21,500                                                                                                            22,390,045
--------                                                                                                            ----------

              Tax Allocation (3.6%)
   5,000      El Cajon Redevelopment Agency, California, Refg Ser 1992 (AMBAC)........     6.60      10/01/22        5,457,600
   5,000      Rosemead Redevelopment Agency, California, 1993 Ser A...................     5.60      10/01/33        4,580,350
--------                                                                                                            ----------
  10,000                                                                                                            10,037,950
--------                                                                                                            ----------

              Transportation Facilities Revenue (13.1%)
   5,000      Chicago, Illinois, Chicago-O'Hare International Airport Ser 1996 A
               (AMBAC)................................................................     5.625     01/01/12        5,034,650
   3,000      Ohio Turnpike Commission, 1996 Ser A (MBIA).............................     5.50      02/15/26        2,948,490
              Allegheny County, Pennsylvania,
   5,500        Greater Pittsburgh Int'l Airport Ser 1988 C (AMT) (MBIA)..............     8.25      01/01/16        5,811,960
  10,500        Greater Pittsburgh Int'l Airport Ser 1988 D (AMT) (FGIC)..............     7.75      01/01/19       10,843,560
   4,000      Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...............     6.125     11/15/25        4,136,040
   7,000      Virginia Port Authority, Commonwealth Port Ser 1988 (AMT)...............     8.20      07/01/08        7,469,840
--------                                                                                                            ----------
  35,000                                                                                                            36,244,540
--------                                                                                                            ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Water & Sewer Revenue (6.4%)
$  3,000      Dade County, Florida, Ser 1995 (FGIC)...................................     5.50 %    10/01/18     $  2,962,260
   2,000      Chicago, Illinois, Wastewater Ser 1994 (MBIA)...........................     6.375     01/01/24        2,138,000
   4,000      Massachusetts Water Resources Authority, 1993 Ser C.....................     5.25      12/01/20        3,741,600
   6,800      Prince William County Service Authority, Virginia, Refg Ser 1993
               (FGIC).................................................................     5.00      07/01/21        6,175,624
   3,000      Upper Occoquan Sewerage Authority, Virginia, Ser 1995 A (MBIA)..........     5.00      07/01/25        2,769,180
--------                                                                                                            ----------
  18,800                                                                                                            17,786,664
--------                                                                                                            ----------

              Other Revenue (3.7%)
   3,500      California Special Districts Finance Authority, 1988 Ser A COPs.........     8.50      07/01/18        3,739,925
   4,360      Tampa, Florida, Cap Impr Ser 1988 A.....................................     8.25      10/01/18        4,633,983
   2,000      New York Local Government Assistance Corporation, Ser 1995 A............     6.00      04/01/24        2,042,760
--------                                                                                                            ----------
   9,860                                                                                                            10,416,668
--------                                                                                                            ----------

              Refunded (19.5%)
  20,100      San Francisco Redevelopment Agency, California, George R Moscone
               Convention Ctr Ser 1988 (Crossover 07/01/04)...........................     0.00+     07/01/14       15,965,631
  19,580      Boulder County, Colorado, National Center for Atmospheric Research Ser
               1988 (Crossover 12/01/98)..............................................     8.25      12/01/13       21,122,512
  30,000      Indianapolis, Local Public Improvement Bond Bank, Indiana, Ser 1988 D...     0.00      02/01/98++      5,479,500
   4,500      Missoula County, Montana, Community Medical Center Inc Refg Ser 1988
               B......................................................................     9.00      06/01/98++      4,899,780
   3,500      New York State Medical Care Facilities Finance Agency, Montefiore
               Medical Center - FHA Insured Mtge 1989 Ser A...........................     7.25      02/15/99++      3,785,075
   2,575      Washington Public Power Supply System, Nuclear Proj #2 Refg Ser 1990
               B......................................................................     7.00      07/01/00++      2,833,324
--------                                                                                                            ----------
  80,255                                                                                                            54,085,822
--------                                                                                                            ----------
 338,167      TOTAL MUNICIPAL BONDS (Identified Cost $260,656,166)...........................................      275,283,843
--------                                                                                                            ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              SHORT-TERM MUNICIPAL OBLIGATION (0.2%)
$    600      Platte County, Wyoming, Tri-State Generation & Transportation
--------       Association Inc Ser 1984 A (Demand 01/02/97) (Identified Cost
               $600,000)..............................................................     5.05*%    07/01/14     $    600,000
                                                                                                                    ----------

$338,767      TOTAL INVESTMENTS (Identified Cost $261,256,166) (b)...................................   99.3%      275,883,843
========

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................................   0.7        2,017,552
                                                                                                         ----       ----------

              NET ASSETS.............................................................................  100.0%     $277,901,395
                                                                                                         ====       ==========

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
      WI      Security purchased on a when issued basis.
      +       Currently a zero coupon bond; will convert to 8.50% on July 1, 2002
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate security.
     (a)      Bond in default; non-income producing.
     (b)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $17,058,948, and the aggregate gross unrealized depreciation is $2,431,271, resulting in net unrealized appreciation of $14,627,677.

Bond Insurance:
    AMBAC     AMBAC Indemnity Corporation.
     FGIC     Financial Guaranty Insurance Company.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               December 31, 1996

Alaska...................  1.4%
California............... 12.4
Colorado.................  7.6
Florida..................  3.5
Hawaii...................  1.8
Illinois.................  5.8
Indiana..................  2.0
Iowa.....................  1.3
Kansas...................  2.6
Maine....................  2.6
Maryland.................  2.9%
Massachusetts............  3.4
Missouri.................  0.7
Montana..................  1.8
New Hampshire............  0.7
New Jersey...............  0.8
New York.................  8.5
North Dakota.............  0.5
Ohio.....................  1.9
Oklahoma.................  1.9
Pennsylvania............. 13.1%
South Carolina...........  4.4
Texas....................  9.2
Utah.....................  1.4
Virginia.................  5.9
Washington...............  1.0
Wyoming..................  0.2
                           ---
Total.................... 99.3%
                           ===

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS:
Investments in securities, at value
 (identified cost $261,256,166)..........    $275,883,843
Cash.....................................         837,483
Receivable for:
    Interest.............................       5,024,303
    Investments sold.....................         450,934
Prepaid expenses and other assets........           7,134
                                             ------------

    TOTAL ASSETS.........................     282,203,697
                                             ------------

LIABILITIES:
Payable for:
    Investments purchased................       3,800,000
    Shares of beneficial interest
     repurchased.........................         223,737
    Investment advisory fee..............          95,498
    Administration fee...................          60,002
Accrued expenses and other payables......         123,065
                                             ------------

    TOTAL LIABILITIES....................       4,302,302
                                             ------------

NET ASSETS:
Paid-in-capital..........................     261,293,861
Net unrealized appreciation..............      14,627,677
Accumulated undistributed net investment
 income..................................       2,198,686
Accumulated net realized loss............        (218,829)
                                             ------------

    NET ASSETS...........................    $277,901,395
                                             ============

NET ASSET VALUE PER SHARE
 27,485,366 shares outstanding (unlimited
 shares authorized of $.01 par value)....          $10.11
                                                    =====
STATEMENT OF OPERATIONS
For the year ended December 31, 1996

NET INVESTMENT INCOME:

INTEREST INCOME..........................    $ 18,581,556
                                             ------------

EXPENSES
Investment management fee................       1,091,899
Administration fee.......................         686,036
Transfer agent fees and expenses.........         117,898
Professional fees........................          81,785
Shareholder reports and notices..........          42,674
Registration fees........................          32,790
Custodian fees...........................          28,087
Trustees' fees and expenses..............          16,900
Other....................................          11,991
                                             ------------

    TOTAL EXPENSES.......................       2,110,060

    LESS: EXPENSE OFFSET.................         (16,459)
                                             ------------

    NET EXPENSES.........................       2,093,601
                                             ------------

    NET INVESTMENT INCOME................      16,487,955
                                             ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss........................        (218,829)
Net change in unrealized appreciation....      (4,563,939)
                                             ------------

    NET LOSS.............................      (4,782,768)
                                             ------------

NET INCREASE.............................    $ 11,705,187
                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                     FOR THE YEAR         FOR THE YEAR
                                                         ENDED                ENDED
                                                   DECEMBER 31, 1996    DECEMBER 31, 1995
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.............................   $  16,487,955        $  18,115,918
Net realized gain (loss)..........................        (218,829)           4,656,870
Net change in unrealized appreciation.............      (4,563,939)          14,686,044
                                                       -----------          -----------

    NET INCREASE..................................      11,705,187           37,458,832
                                                       -----------          -----------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.............................     (17,197,100)         (17,553,203)
Net realized gain.................................      (1,332,341)          (3,238,189)
                                                       -----------          -----------

    TOTAL.........................................     (18,529,441)         (20,791,392)
                                                       -----------          -----------
Net decrease from transactions in shares of
 beneficial interest..............................      (2,518,715)          (2,069,930)
                                                       -----------          -----------

    NET INCREASE (DECREASE).......................      (9,342,969)          14,597,510

NET ASSETS:
Beginning of period...............................     287,244,364          272,646,854
                                                       -----------          -----------
    END OF PERIOD
    (Including undistributed net investment income
    of $2,198,686 and $2,907,831, respectively)...   $ 277,901,395        $ 287,244,364
                                                       ===========          ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS December 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Trust II (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on March 15, 1988 and commenced operations on June 1, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in

MUNICIPAL INCOME TRUST II
nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), an affiliate of Dean Witter Services Company Inc. (the "Administrator"), the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.40% to the portion of the Fund's weekly net assets not exceeding $250 million and 0.30% to the portion of the Fund's weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Adviser. The Investment Adviser also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.25% to the portion of the Fund's weekly net assets not exceeding $250 million; 0.20% to the portion of the Fund's weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% of the portion to the Fund's weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% to the portion of the Fund's weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1996 aggregated $30,228,662 and $49,811,931 respectively.

MUNICIPAL INCOME TRUST II

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At December 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $24,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,247. At December 31, 1996, the Fund had an accrued pension liability of $48,503 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                                  EXCESS OF
                                                                                      SHARES       PAR VALUE      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, December 31, 1994......................................................    27,975,116     $279,751      $265,602,755
Treasury shares purchased and retired (weighted average discount 5.78%)*........      (217,150)      (2,172)       (2,067,758)
                                                                                     ---------      -------       -----------
Balance, December 31, 1995......................................................    27,757,966      277,579       263,534,997
Treasury shares purchased and retired (weighted average discount 8.26%)*........      (272,600)      (2,726)       (2,515,989)
                                                                                     ---------      -------       -----------
Balance, December 31, 1996......................................................    27,485,366     $274,853      $261,019,008
                                                                                     =========      =======       ===========

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At December 31, 1996, the Fund had a net capital loss carryover of approximately $199,000 which will be available through December 31, 2004 to offset future capital gains to the extent provided by regulations. Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $20,000 during fiscal 1996.

7. DIVIDENDS

The Fund declared the following dividends from net investment income:

   DECLARATION         AMOUNT            RECORD               PAYABLE
       DATE           PER SHARE           DATE                  DATE
------------------    ---------     -----------------    ------------------
December 31, 1996      $0.0475      January 10, 1997      January 24, 1997
 January 28, 1997      $0.0475      February 7, 1997     February 21, 1997

MUNICIPAL INCOME TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                     FOR THE YEAR ENDED DECEMBER 31*
                                                                   --------------------------------------------------------------
                                                                     1996         1995        1994++         1993          1992
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................      $10.35       $ 9.75      $ 10.81        $ 10.46       $10.34
                                                                      -----        -----        -----         ------        -----
Net investment income..........................................        0.59         0.65         0.66           0.69         0.70
Net realized and unrealized gain (loss)........................       (0.17)        0.70        (0.96)          0.35         0.12
                                                                      -----        -----        -----         ------        -----
Total from investment operations...............................        0.42         1.35        (0.30)          1.04         0.82
                                                                      -----        -----        -----         ------        -----
Less dividends and distributions from:
   Net investment income.......................................       (0.62)       (0.63)       (0.64)         (0.69)       (0.69)
   Net realized gain...........................................       (0.05)       (0.12)       (0.14)            --**      (0.01)
                                                                      -----        -----        -----         ------        -----
Total dividends and distributions..............................       (0.67)       (0.75)       (0.78)         (0.69)       (0.70)
                                                                      -----        -----        -----         ------        -----
Anti-dilutive effect of acquiring treasury shares..............        0.01           --         0.02             --           --
                                                                      -----        -----        -----         ------        -----
Net asset value, end of period.................................      $10.11       $10.35       $ 9.75        $ 10.81       $10.46
                                                                      =====        =====        =====         ======        =====
Market value, end of period....................................      $9.125       $10.00       $9.125        $10.875       $10.50
                                                                      =====        =====        =====         ======        =====

TOTAL INVESTMENT RETURN+.......................................       (2.29)%      18.34%       (9.61)%        10.32%       12.23%
RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................................        0.76%(1)     0.74%        0.76%          0.75%        0.86%
Net investment income..........................................        5.91%        6.41%        6.48%          6.46%        6.70%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands........................    $277,901     $287,244     $272,647       $310,180     $300,173
Portfolio turnover rate........................................          11%          19%          10%            12%           7%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 ** Includes a distribution of $0.004 per share.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++ Restated for comparative purposes.
(1) The above ratio does not reflect the effect of expense offsets of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME TRUST II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Trust II (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 1997
      --------------------------------------------------------------------

                      1996 FEDERAL TAX NOTICE (unaudited)

         During the year ended December 31, 1996, the Fund paid to the shareholders $0.62 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes. For the year ended December 31, 1996, the Fund paid to shareholders $0.05 per share from long-term capital gains.

Trustees
-----------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

Officers
-----------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

Transfer Agent
-----------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

Independent Accountants
-----------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser
-----------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


MUNICIPAL
INCOME
TRUST II



Annual Report
December 31, 1996